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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    March 16, 2001
                                                     --------------


                         AmeriSource Health Corporation
             (Exact name of registrant as specified in its charter)

      Delaware                          0-20485               23-2546940
      --------                          -------               ----------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
   of incorporation)                                      Identification No.)


1300 Morris Drive, Suite 100, Chesterbrook, PA                19087-5594
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (610) 727-7000
                                                     --------------
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Item 5.  Other Events.

     On March 16, 2001, the Board of Directors of AmeriSource Health Corporation (the "Company") adopted a stockholder rights plan which provides for the issuance of common stock purchase rights to the Company's common stockholders of record as of March 30, 2001, as set forth in the Rights Agreement between the Company and Mellon Investor Services LLC, as Rights Agent, attached hereto as
Exhibit 4.1 and incorporated by reference herein.

ITEM 7(C).  EXHIBITS.

4.1 Rights Agreement, dated as of March 16, 2001, between AmeriSource Health Corporation and Mellon Investor Services LLC, as Rights Agent, which includes as Exhibit A thereto, the Form of Rights Certificate, incorporated by reference to Exhibit 1.1 to AmeriSource Health Corporation's Registration Statement on Form 8-A, dated March 27, 2001.

20.1 Press Release of the Company, dated March 19, 2001, is incorporated herein by reference to Exhibit 99.2 to Form 8-K report of the Registrant, dated March 19, 2001.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERISOURCE HEALTH CORPORATION

                              By:     /s/ William D. Sprague
                                   -----------------------------
                                   Name:  William D. Sprague
                                   Title: Vice President & General Counsel

Dated:  March 27, 2001